CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Stratabid.com, Inc., a Delaware corporation (the
"Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

         (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 12, 2003                        STRATABID.COM, INC.


                                            /s/ Derek Wasson
                                            ----------------
                                            Derek Wasson
                                            President, Chief Executive Officer
                                            and Chief Financial Officer



























                                                          EXHIBIT 99.1